UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________
Form 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 3, 2025
Potbelly Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-36104	36-4466837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 N. Canal Street, Suite 325
Chicago, Illinois		60606
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (312) 951-0600
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PBPB	The NASDAQ Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
 ☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Explanatory Note

This Amended Current Report on Form 8-K/A (this “Form 8-K/A”) amends the current report on Form 8-K that was filed by Potbelly Corporation (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on January 7, 2025 (the “Original Report”), reporting the Company’s decision to: (i) dismiss Deloitte & Touche LLP (“Deloitte”) as its independent registered public accounting firm following the completion of its audit of the Company’s consolidated financial statements as of and for the fiscal year ended December 29, 2024, and the issuance of its report thereon; and (ii) the appointment of KPMG LLP (“KPMG”) as its independent registered public accounting firm for the fiscal year ending December 28, 2025, effective beginning with the review of the Company’s condensed consolidated financial statements for the quarter ending March 30, 2025 subject to completion of KPMG’s standard client acceptance procedures and execution of an engagement letter. This Form 8-K/A is being filed to disclose the specific date of Deloitte’s dismissal and to update the disclosures required by Item 304(a) of Regulation S-K through that date.

Item 4.01 Changes in Registrant’s Certifying Accountant.

As previously disclosed in the Original Report, Deloitte was dismissed as the independent registered public accounting firm for the Company. The decision to dismiss Deloitte was approved by the Audit Committee of the Board of Directors of the Company. On March 6, 2025, Deloitte completed its audit of the Company’s consolidated financial statements for the year ended December 29, 2024. Accordingly, the dismissal was effective March 6, 2025.
During the Company’s fiscal years ended December 29, 2024 and December 31, 2023, and the subsequent interim period through March 6, 2025: (1) there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304) with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of such disagreements in connection with its reports on the financial statements for such periods and (2) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).
Deloitte’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 29, 2024 and December 31, 2023 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.
The Company provided Deloitte with a copy of this Form 8-K/A prior to its filing with the the SEC and requested that Deloitte furnish the Company with a letter addressed to the SEC stating whether Deloitte agrees with the statements made by the Company in this Report and, if not, stating the respects, if any, in which Deloitte does not agree with such statements. A copy of the letter from Deloitte is filed with this Form 8-K/A as Exhibit 16.1.
As previously disclosed in the Original Report, the Audit Committee of the Board of Directors of the Company selected KPMG as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 27, 2025, subject to completion of KPMG’s standard client acceptance procedures and execution of an engagement letter.
During the fiscal years ended December 29, 2024 and December 31, 2023, and the subsequent interim period through March 6, 2025, neither the Company nor anyone on its behalf consulted with KPMG regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a “disagreement” within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.    Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.

16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated March 12, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 12, 2025	POTBELLY CORPORATION

		By:	/s/ Steven W. Cirulis
		Name:	Steven W. Cirulis
		Title:	Senior Vice President, Chief Financial Officer and Chief Strategy Officer